SCHEDULE 14A
                                 (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934
                               (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              Zoom Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:
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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)    Amount Previously Paid:
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     2)    Form, Schedule or Registration Statement No.:
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     3)    Filing Party:
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
                             ZOOM TECHNOLOGIES, INC.
                                207 South Street
                                Boston, MA 02111



May 14, 2004



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Zoom Technologies, Inc. to be held at 10:00 a.m., local time, on Friday, June 18, 2004 at the principal executive offices of Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111. The location is near South Station in downtown Boston.

     A buffet breakfast will be available starting at 9:30 a.m. and the meeting will begin at 10:00 a.m. Officers and directors will be available for discussion before and after the meeting. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.

     Whether or not you plan to attend, we urge you to sign and return the enclosed proxy so that your shares will be represented at the meeting. If you change your mind about your proxy at the meeting, you can withdraw your proxy and vote in person.

     I look forward to seeing those of you who will be able to attend.

                                    Frank Manning
                                    President

                             ZOOM TECHNOLOGIES, INC.
                                207 South Street
                                Boston, MA 02111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Zoom Technologies, Inc. will be held on Friday, June 18, 2004 at 10:00 a.m., local time, at Zoom's principal executive offices located at 207 South Street, Boston, Massachusetts 02111, for the following purposes:

1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected.

2. To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 29, 2004 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Frank B. Manning
                                    President
Boston, Massachusetts
May 14, 2004

--------------------------------------------------------------------------------
IMPORTANT: YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF ZOOM A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                  THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                             ZOOM TECHNOLOGIES, INC.

              PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 2004

                     INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the Board of Directors of Zoom Technologies, Inc. ("Zoom"), for use at the Annual Meeting of Stockholders to be held on Friday, June 18, 2004, at 10:00 a.m., local time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the principal executive offices of Zoom located at 207 South Street, Boston, Massachusetts 02111. This proxy statement, the accompanying Notice of the Annual Meeting, proxy card and Zoom's Annual Report on Form 10-K for the year ending December 31, 2003 are first being mailed to stockholders on or about May 14, 2004.

Record Date, Stock Ownership and Voting

     Only stockholders of record at the close of business on April 29, 2004 are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on April 29, 2004 there were outstanding and entitled to vote 8,508,241 shares of common stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock. One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting.

     The five (5) nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected directors of Zoom.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Abstentions will have no effect on the outcome of the vote for the election of directors. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted in the election of directors. Shares of Common Stock held of record by brokers who return a signed and dated proxy or comply with the voting instructions but who fail to vote on the election of directors will be considered present at the Annual Meeting and will count toward the quorum but will have no effect on the proposal not voted.

Revocability of Proxies

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Zoom at Zoom's principal executive office, 207 South Street, Boston, Massachusetts 02111, written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person.

Solicitation

     All costs of this solicitation of proxies will be borne by Zoom. Zoom may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of Zoom. No additional compensation will be paid for any such services.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     A board of five (5) directors is to be elected at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the persons listed below for election as directors of Zoom. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. All nominees are currently directors of Zoom. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each director elected will hold office until the next Annual Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Certificate of Incorporation of Zoom or he becomes disqualified to act as a director. The five (5) nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected directors of Zoom.

Name                    Age   Principal                           Director
                              Occupation                          Since
--------------------------------------------------------------------------
Frank B. Manning        55    Chief Executive Officer,            1977
                              President and Chairman of the
                              Board of Zoom Technologies, Inc.
Peter R. Kramer         52    Executive Vice President and        1977
                              Director of Zoom Technologies, Inc.
Bernard Furman (1)      74    Consultant                          1991
L. Lamont Gordon(1)     71    Consultant                          1992
J. Ronald Woods(1)      68    President of Rowood Capital Corp.   1991
--------------------------------------------------------------------------

(1)  Member of the Audit, Nominating and Compensation Committees.

Background of Nominees

     Frank B. Manning is a co-founder of Zoom and has been President, Chief Executive Officer and a Director of Zoom since May 1977, and Chairman of the Board since 1986. He earned his B.S., M.S. and Ph.D. degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. Mr. Manning was a director of Microtouch Systems, Inc., a former Nasdaq-listed leader in touchscreen technology, from 1993 until its acquisition by 3M in 2001. Since 1998 Mr. Manning has served as a director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Frank B. Manning is the brother of Terry Manning, Vice President of Sales and Marketing of Zoom.

     Peter R. Kramer is a co-founder of Zoom and has been Executive Vice President and a Director of Zoom since May 1977. He earned his B.A. degree in 1973 from SUNY Stony Brook and his M.F.A. degree from C.W. Post College in 1975.

     Bernard Furman has been a Director of Zoom since 1991. Mr. Furman, currently retired, has served as a consultant to various companies, including Timeplex, Inc. (formerly listed on the New York Stock Exchange), a world leader in large capacity multiplexer and network management products. He was a co-founder of Timeplex and served as its General Counsel and as member of its Board of Directors from its inception in 1969, and in 1984 also became Vice Chairman, Chief Administrative Officer and a member of the Executive Committee of the Board, holding all such positions until Timeplex was acquired by Unisys Corporation in 1988.

     L. Lamont Gordon has been a Director of Zoom since 1992. From 1987 through December 2002, Mr. Gordon served as the Chairman of Sprott Securities Limited, a Canadian institutional stock brokerage firm, and a member of the Toronto Stock EXCHANGE. He co-founded Gordon Securities Limited in 1969 and served as
President until 1978 and as Chairman until 1979. He then founded Gordon Lloyd-Price Investments Limited, a private investment holding company and has served as its Chairman since 1979. Mr. Gordon currently serves as an independent consultant.

     J. Ronald Woods has been a Director of Zoom since 1991. Since November 2000, Mr. Woods has served as President of Rowood Capital Corp., a private investment COMPANY. From June 1996 to November 2000, Mr. Woods served as Vice President-Investments of Jascan, Inc., a private investment holding company. Prior to that, Mr. Woods served as Vice President-Investments of Conwest Exploration Corporation Ltd., a resource holding company based in Toronto from 1987 to June 1996. He also served as a director, major shareholder and head of research and corporate finance for Merit Investment Corporation, a stock brokerage firm, from 1972 through 1987, and served as the President of Merit Investment Corporation from 1984 through 1987. He is a former Governor of the Toronto Stock Exchange and is currently a director of Canadian Superior Energy Corp., Luke Energy Ltd., and Virtus Energy Ltd.

Board of Directors' Meetings and Committees

     The Board of Directors held eight (8) meetings during the year ending December 31, 2003. Each current director attended at least 75% of the meetings of the Board of Directors and each Committee on which they served. All of Zoom's directors are encouraged to attend Zoom's annual meeting of stockholders. All of Zoom's directors who were serving at the time were in attendance at Zoom's 2003 Annual Meeting.

     Standing committees of the Board include an Audit Committee, a Compensation Committee and, as of March 29, 2004, a Nominating Committee. During 2003, Messrs. Furman, Gordon and Woods served as the members of the Audit and Compensation Committees. Each of these individuals were also appointed to Zoom's Nominating Committee when the Nominating Committee was formed in March 2004. The Board of Directors has reviewed the qualifications of each of these individuals and has determined that each individual is "independent" as such term is defined under the current listing standards of the Nasdaq Stock Market.

     Audit Committee. Messrs. Furman, Gordon and Woods are currently the members of the Audit Committee. The Board of Directors has reviewed the qualifications of each member of the Audit Committee and has determined that each member of the Audit Committee is "independent" under the current listing standards of the Nasdaq Stock Market applicable to Audit Committee members. The Board of Directors has determined that Mr. Woods qualifies as an "audit committee financial expert", as defined by applicable SEC rules.

     The Board of Directors recently adopted amendments to the written charter of the Audit Committee (the "Audit Committee Charter") to conform to the recently promulgated SEC and Nasdaq rules. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement and is publicly available on Zoom's website at WWW.ZOOM.COM. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) Zoom's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of Zoom's registered public accounting firm. The Audit Committee is also responsible for the establishment of "whistle-blowing" procedures, and the oversight of certain other compliance matters. The Audit Committee held six (6) meetings during 2003. See "Audit Committee Report" below.

     Compensation Committee. Messrs. Furman, Gordon and Woods are currently the members of Zoom's Compensation Committee. The primary functions of the Compensation Committee include (i) reviewing and approving Zoom's executive compensation, (ii) reviewing the recommendations of the Chief Executive Officer regarding the compensation of senior officers, (iii) evaluating the performance of the Chief Executive Officer, and (iv) overseeing the administration of, and the approval of grants of stock options and other equity awarded under Zoom's stock option plans. A copy of the Compensation Committee's written charter is publicly available on Zoom's website at WWW.ZOOM.COM. The Compensation Committee held one (1) meeting during 2003.

     Nominating Committee. Messrs. Furman, Gordon and Woods are currently the members of Zoom's Nominating Committee. The primary functions of the Nominating Committee are to (i) identify, review and evaluate candidates to serve as directors of Zoom, (ii) serve as a focal point for communication between such candidates, the Board of Directors and Zoom's management, and (iii) make recommendations to the Board of candidates for all directorships to be filled by the stockholders or the Board.

     The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for director for election at the 2005 Annual Meeting of Stockholders, it must follow the procedures described in "Deadline for Receipt of Stockholder Proposals and Recommendations for Director."

     A copy of the Nominating Committee's written charter is publicly available on Zoom's website at WWW.ZOOM.COM. The Nominating Committee, which was formed in March 2004, has met once since its formation.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management Zoom's audited consolidated financial statements for the year ending December 31, 2003. The Audit Committee has also discussed with KPMG LLP, Zoom's independent auditors, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. As required by Independence Standards Board Standard No. 1, as amended, "Independence Discussion with Audit Committees," the Audit Committee has received and reviewed the required written disclosures and a confirming letter from KPMG LLP regarding their independence, and has discussed the matter with KPMG.

     Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited consolidated financial statements for 2003 be included in Zoom's Annual Report on Form 10-K for the year ending December 31, 2003.

--------------------------------------------------------------------------------
                                        Audit Committee:
                                        Bernard Furman
                                        L. Lamont Gordon
                                        J. Ronald Woods
--------------------------------------------------------------------------------
Directors' Compensation

     Each non-employee director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the director is personally present. Travel and lodging expenses are also reimbursed.

     Each non-employee director of Zoom is also granted stock options under Zoom's 1991 Directors Stock Option Plan, as amended (the "Directors Plan"). Currently, the non-employee directors of Zoom are Bernard Furman, L. Lamont Gordon and J. Ronald Woods.

     The Directors Plan provides in the aggregate that 450,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. Effective June 13, 2003, following an amendment to the Directors Plan approved by stockholders at Zoom's 2003 Annual Meeting, each non-employee director automatically receives an option to purchase 12,000 shares of Common Stock on January 10 and July 10 of each year after June 13, 2003. Prior to June 13, 2003, the non-employee directors received options to purchase 6,000 shares of Common Stock on January 10 and July 10 of each year. The exercise price for the options granted under the Directors Plan is the fair market value of the Common Stock on the date the option is granted. During 2003, Messrs. Furman, Woods and Gordon each received options to purchase 18,000 shares of Common Stock under the Directors Plan at an average exercise price of $.95 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 12, 2004, by (i) each person who is known by Zoom to own beneficially more than five percent (5%) of Zoom's Common Stock, (ii) each of Zoom's directors and nominees for director and each Named Executive Officer listed below in the Summary Compensation Table under the heading "Executive Compensation", and (iii) all of Zoom's directors and executive officers as a group. On April 12, 2004, there were 8,477,966 issued and outstanding shares of Zoom's Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name                                  Number of Shares        % of Common Stock
                                     Beneficially Owned
---------------------------------- ------------------------ --------------------
Frank B. Manning(1) (2)                    808,246                    9.3%
c/o Zoom Technologies, Inc.
207 South Street
Boston, MA 02111

T. Pat Manning(2)                          440,033                    5.2%
P.O. Box 580
St. Peters, MO 63376

Peter R. Kramer(3)                         650,449                    7.5%
c/o Zoom Technologies, Inc.
207 South Street
Boston, MA 02111

Bernard Furman(4)                           52,000                      *
L. Lamont Gordon                             1,000                      *
J. Ronald Woods(5)                          17,000                      *
Robert A. Crist(6)                          88,000                    1.0%
Deena Randall(7)                            73,000                      *
Terry Manning (2)(8)                       146,710                    1.7%
All Directors and Current                1,861,405                   20.4%
Executive Officers  as a group
(9  persons)(9)
---------------------------------- ------------------------ --------------------
*Less than one percent of shares outstanding.

(1) Includes 212,000 shares that Mr. Frank Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004. Includes 3,368 shares held by Mr. Frank Manning's daughter, as to which he disclaims beneficial ownership.

(2)  T. Pat Manning, Terry Manning and Frank B. Manning are brothers.

(3) Includes 170,000 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004

(4) Includes 24,000 shares the Mr. Furman has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004.

(5) Includes 12,000 shares that Mr. Woods has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004.

(6) Includes 70,000 shares that Mr. Crist has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004.

(7) Includes 73,000 shares that Ms. Randall has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004.

(8) Includes 50,000 shares that Mr. Terry Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004.

(9) Includes an aggregate of 611,000 shares that the directors and Named Executive Officers listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004. Also includes an additional 25,000 shares that executive officers not listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 12, 2004.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table shows, for the years ending December 31, 2003, 2002 and 2001, the compensation of each person who served as Chief Executive Officer and the four most highly compensated executive officers of Zoom whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to Zoom during the last completed year (the "Named Executive Officers").

                                                                           Long Term
                                                                           Compensation
                                       Annual Compensation                 Awards
                                                                           Securities
Name and                                                   Other Annual    Underlying    All Other
Principal Position          Year       Salary      Bonus   Compensation    Options (#)   Compensation(3)
---------------------------------------------------------------------------------------------------------


Frank B. Manning,           12/31/03   $129,272    -0-          -0-       100,000        $1,700
Chief Executive Officer,    12/31/02   $131,758    -0-          -0-       100,000        $  218
President and Chairman      12/31/01   $131,352    -0-      $6,333(1)     200,000        $  218
of the Board

Peter R. Kramer,            12/31/03   $129,272    -0-          -0-        80,000        $  909
Executive Vice President    12/31/02   $131,758    -0-          -0-        80,000        $  218
and Director                12/31/01   $131,352    -0-      $3,424(1)     150,000        $  218

Robert A. Crist,            12/31/03   $147,264    -0-      $4,080(2)      40,000        $  770
Vice President of Finance   12/31/02   $150,096    -0-      $4,080(2)      40,000        $  501
and Chief Financial         12/31/01   $149,456    -0-      $4,533(2)      88,000        $  501
Officer

Deena Randall,              12/31/03   $128,336    -0-          -0-        40,000        $  216
Vice President -            12/31/02   $130,804    -0-          -0-        40,000        $  141
Operations                  12/31/01   $133,224    -0-      $  511(1)      68,000        $  140

Terry Manning,              12/31/03   $123,500    -0-          -0-        30,000        $  202
Vice President of           12/31/02   $125,875    -0-          -0-        35,000        $  202
Sales and Marketing         12/31/01   $125,250    -0-      $3,600(1)      60,000        $  204
---------------------------------------------------------------------------------------------------------

(1)  Consists of amounts paid as a cash-out of accrued and unused vacation time.

(2) Consists solely of amounts paid for parking expenses for the years ending December 31, 2002 and December 31, 2003. For the year ending December 31, 2001, amounts included $4,080 paid for parking expenses and $453 for a cash-out of accrued and unused vacation time.

(3) Consists of insurance premiums paid by Zoom for the term life insurance policy for the benefit of the Named Executive Officer.

Option Grants in Last Fiscal Year

     The following table sets forth certain information with respect to stock options granted to the Named Executive Officers during the year ending December 31, 2003.

                          OPTION GRANTS IN LAST YEAR
                                Individual Grants
                                                                      Potential Realizable
                                                                        Value at Assumed
                   Number of    % of Total                              Annual Rates of
                   Securities     Options       Exercise                  Stock Price
                   Underlying    Granted to      or Base                Appreciation for
                    Options     Employees in    Price Per  Expiration    Option Term(2)
Name               Granted(1)       Year          Share       Date        5%      10%
------------------------------------------------------------------------------------------
Frank B. Manning   100,000        16.56%        $1.95      10/28/06    $30,737  $64,545
Peter R. Kramer     80,000        13.25%        $1.95      10/28/06    $24,590  $51,636
Robert A. Crist     40,000         6.62%        $1.95      10/28/06    $12,295  $25,818
Deena Randall       40,000         6.62%        $1.95      10/28/06    $12,295  $25,818
Terry Manning       30,000         4.97%        $1.95      10/28/06     $9,221  $19,364
------------------------------------------------------------------------------------------

(1) The options were granted under the 1990 Stock Option Plan, as amended, and are subject to a vesting schedule pursuant to which, in general, the options become exercisable at a rate of 50% per year commencing one year after the date of grant provided the holder of the option remains employed by Zoom. Options generally may not be exercised later than 36 months after the date of grant.

(2) The assumed rates are compounded annually for the full term of the options and do not represent Zoom's estimate or projection of future Common Stock prices.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the year ending December 31, 2003 and unexercised options held as of December 31, 2003.

                    AGGREGATED OPTION EXERCISES IN LAST YEAR
                           AND YEAR END OPTION VALUES

                       Shares                Number of Securities       Value of Unexercised
                      Acquired              Underlying Unexercised      In-the-Money Options
                         On       Value      Options at FY-End (#)          at FY-End (6)
Name                  Exercise   Realized  Exercisable Unexercisable  Exercisable Unexercisable
-----------------------------------------------------------------------------------------------
Frank B. Manning(1)      -0-        -0-   250,000    150,000       $318,500     $308,500
Peter R. Kramer(2)       -0-        -0-   190,000    120,000       $245,600     $246,800
Robert A. Crist(3)    30,000    $31,882    78,000     60,000       $ 88,320     $123,400
Deena M. Randall(4)    2,000    $ 3,800    86,000     60,000       $102,715     $123,400
Terry Manning(5)         -0-        -0-    77,500     47,500       $ 93,725     $ 99,275
-----------------------------------------------------------------------------------------------

(1) Of the 400,000 options to purchase shares of Common Stock held by Mr. Frank Manning, 80,000 options have an exercise price of $3.625 per share, 120,000 options have an exercise price of $2.20 per share, 100,000 options have an exercise price of $1.00 per share and 100,000 options have an exercise price of $1.95 per share.

(2) Of the 310,000 options to purchase shares of Common Stock held by Mr. Kramer, 60,000 options have an exercise price of $3.625 per share, 90,000 options have an exercise price of $2.20 per share, 80,000 options have an exercise price of $1.00 per share and 80,000 options have an exercise price of $1.95 per share.

(3) Of the 138,000 options to purchase shares of Common Stock held by Mr. Crist, 28,000 options have an exercise price of $3.625 per share, 40,000 options have an exercise price of $2.20 per share, 30,000 options have an exercise price of $1.00 per share and 40,000 options have an exercise price of $1.95 per share. In the event that Mr. Crist is terminated by Zoom for any reason other than for cause or a change of control, options to purchase up to 20,000 shares of Common Stock will become automatically vested.

(4) Of the 146,000 options to purchase shares of Common Stock held by Ms. Randall, 33,000 options have an exercise price of $3.625 per share, 35,000 options have an exercise price of $2.20 per share, 38,000 options have an exercise price of $1.00 and 40,000 options have an exercise price of $1.95 per share.

(5) Of the 125,000 options to purchase shares of Common Stock held by Mr. Terry Manning, 30,000 options have an exercise price of $3.625 per share, 30,000 options have an exercise price of $2.20 per share, 35,000 options have an exercise price of $1.00 and 30,000 options have an exercise price of $1.95.

(6) Based upon the closing price of Zoom's Common Stock on December 31, 2003 on the Nasdaq National Market ($3.69).

     Options to purchase Zoom's Common Stock have been granted to executive officers and other employees of Zoom under Zoom's 1990 Stock Option Plan, as amended (the "1990 Plan"). Options to purchase Zoom's Common Stock may also be granted to employees who are neither officers nor directors of Zoom under Zoom's 1998 Employee Equity Incentive Plan (the "1998 Plan"). The 1990 Plan and the 1998 Plan are each administered by the Compensation Committee of the Board of Directors. In addition, from time to time, the Board of Directors has authorized Mr. Manning to award a limited number of options under the 1998 Plan throughout the year.

Insider Participation in Compensation Decisions

     Decisions regarding executive compensation are made by the Compensation Committee. The Compensation Committee, consisting of Messrs. Furman, Gordon and Woods, is also responsible for administering the 1990 Plan, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted under the 1990 Plan. No member of the Compensation Committee is a former or current officer or employee of Zoom. Mr. Manning and Mr. Kramer, who are executive officers and directors of Zoom, made recommendations to the Compensation Committee regarding the granting of stock options and participated in deliberations of the Compensation Committee concerning executive officer compensation. Neither Mr. Manning nor Mr. Kramer participated in any vote establishing their compensation.

Compensation Committee Report on Executive Compensation

     The  primary  objectives  of  the  Compensation   Committee  in  developing
executive compensation policies are to enhance the performance of Zoom by closely aligning the financial interests of Zoom's executive officers with those of its stockholders and to attract and retain key executives important to the long-term success of Zoom. To effect these objectives, Zoom pays its executive officers what the Compensation Committee believes to be relatively low cash compensation while providing those officers with significant performance-based long-term incentive compensation and the opportunity to build a substantial ownership interest in Zoom through the granting of stock options. None of Zoom's executive officers received a bonus for 2003. Any future bonuses will be determined by the Compensation Committee, based on their subjective determination and the future performance of Zoom.

     Frank B. Manning, Zoom's Chief Executive Officer, received cash compensation for the year ending December 31, 2003, in the amount of $129,272. The Compensation Committee has not conducted any surveys of salaries of executive officers, but based upon its experience believes that the cash compensation of its executive officers, including the compensation received by Mr. Manning, is low compared to the cash compensation of comparable executive officers in similarly situated companies. The low level of compensation of Mr. Manning reflects Mr. Manning's request to limit his cash compensation in favor of stock options.

     During 2003, Mr. Manning was granted options to purchase 100,000 shares of Common Stock at an exercise price of $1.95 per share. Other executive officers as a group were granted options to purchase 210,000 shares of Common Stock at an exercise price of $1.95 per share. In determining the number of options to be granted to the executive officers, the Compensation Committee reviews recommendations provided by Mr. Manning, and makes a subjective determination regarding that recommendation based upon the following criteria: (i) the level of cash compensation; (ii) the compensation paid by companies that might compete with Zoom for the employee's services; (iii) the individual performance of the executive officer; and (iv) the number of shares subject to options already held by each executive officer. No particular weight is given to any of these factors, rather each executive officer's total compensation package is reviewed as a whole, and recommendations from the Chief Executive Officer are given deference absent countervailing concerns.
--------------------------------------------------------------------------------
                                          Compensation Committee:
                                          Bernard Furman
                                          L. Lamont Gordon
                                          J. Ronald Woods
--------------------------------------------------------------------------------

Performance Graph

     The following graph compares the annual change in Zoom's cumulative total stockholder return for the five (5) year period from December 31, 1998 through December 31, 2003, based upon the market price of Zoom's Common Stock, with the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Information Technology Composite Index for that period.

Total Return Comparison
Return Among:                12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
---------------------------------------------------------------------------------------
Information Technology        100.00    178.42    105.48    78.05     48.73     71.41
S&P                           100.00    119.53    107.41    93.40     71.57     90.46
ZOOM                          100.00    210.94     78.52    32.50     17.75     92.25
---------------------------------------------------------------------------------------

     The Performance Graph assumes the investment of $100 on December 31, 1998 in Zoom's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Information Technology Composite Index, and the reinvestment of any and all dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2001, Zoom entered into an agreement to purchase the ground lease for a manufacturing facility located on Drydock Avenue in Boston, Massachusetts (the "Drydock Building"). In connection with the proposed purchase of the Drydock Building, Zoom paid $513,500 to be held in escrow as a deposit pending the closing of the transaction. Of this deposit, $25,000 was nonrefundable. When Zoom was unable to obtain a commitment for financing on terms consistent with the purchase agreement, it terminated the purchase and sale agreement, but the Seller retained the deposit pending resolution of a dispute over Zoom's right to terminate. While Zoom believed that it was entitled to a return of the $488,500 refundable portion of the deposit plus interest, the funds were retained by the escrow agent.

     As an alternative to pursuing legal remedies to obtain a return of the deposit, Zoom pursued an arrangement to reinstate the Drydock purchase agreement in partnership with the following individuals: Frank B. Manning, President and a director of Zoom; Peter R. Kramer, Executive Vice President and a director of Zoom; Bruce M. Kramer, Peter Kramer's brother; and a third party. Under this arrangement, these individuals, either directly or through entities controlled by them, joined together with Zoom as of March 29, 2002 to form the Zoom Group LLC, a Delaware limited liability company ("Zoom Group") to purchase the leasehold interest in the Drydock ground lease. Zoom and each of the investors owned a 20% interest in the Zoom Group. The managers of the Zoom Group were Peter Kramer and the third party. There were no special allocations among the members of the Zoom Group, and each member was required to contribute a proportionate amount of capital in return for its 20% interest.

     Effective as of March 29, 2002, Zoom entered into an Assignment Agreement with the Zoom Group and also entered into a Reinstatement Agreement and Second Amendment to Agreement of Purchase and Sale with the holder of the Dry Dock ground lease. Under the Assignment Agreement, Zoom assigned its rights under the purchase agreement to the Zoom Group, together with rights to the $488,500 refundable portion of the deposit. In connection with this transaction, under a separate letter agreement, the other members of the Zoom Group paid Zoom $390,800 ($97,700 each), representing their proportionate share of the deposit assigned to the Zoom Group. As a result, Zoom's remaining interest in the deposit was $97,700. As part of the Reinstatement Agreement and Second Amendment, the members of Zoom Group agreed that an additional $25,000 of the $488,500 deposit would be nonrefundable, $5,000 of which was allocated to each investor.

     In August, 2002 the Zoom Group purchased the Drydock Building for a purchase price of $6.1 million. The Zoom Group obtained a mortgage of $4.2 million, less closing costs and legal fees. Each member of the Zoom Group contributed approximately $482,500 for their share of the purchase price plus working capital reserve. These initial capital contributions included each member's share of the deposit, which was credited at closing.

     Under the Zoom Group Operating Agreement, Zoom had both the right to sell its interest in the Zoom Group to the other members of the Zoom Group by January 5, 2003, and the right to purchase the other members' entire interests in the Zoom Group through December 31, 2005, both in accordance with a predetermined formula. In December 2002 a special committee of Zoom's Board of Directors, appointed to review the Drydock transactions, determined that it was advisable and in the best interest of Zoom to exercise its right to sell its interest in the Zoom Group to the remaining Zoom Group LLC members. Accordingly, effective January 5, 2003, Zoom exercised its right to sell and assign its interest in the Zoom Group to the remaining members of the Zoom Group for approximately $482,000. In March 2003, Zoom received the proceeds from the sale of its interest from the remaining members of the Zoom Group.

     The transactions described above between Zoom, the Zoom Group and members of the Zoom Group were reviewed and approved by a special committee of independent members of the Board of Directors of Zoom, who determined the transactions to be advisable and in the best interest of Zoom.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom directors and officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. Specific filing deadlines of these reports have been established and Zoom is required to disclose in this proxy statement any failure to file by these dates during the year ending December 31, 2003. To Zoom's knowledge, all of the required reports were filed by such persons during 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has appointed KPMG LLP, as independent public accountants, to audit the consolidated financial statements of Zoom for the year ending December 31, 2004. A representative of KPMG LLP will be present at the meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

Independent Auditor Fees

     The following table summarizes the fees of KPMG LLP, our independent auditor, billed to us for each of the last two years for audit services and billed to us in each of the last two years for other services:

FEE CATEGORY                                   2003              2002
------------                                   ----              ----
Audit fees......................            $ 108,804         $ 145,292
Audit-related fees..............                    -                 -
                                            ---------         ---------
Audit and audit related fees....            $ 108,804         $ 145,292
Tax fees(1).....................            $  26,500            52,175
All other fees..................                    -                 -
                                            ---------         ---------
Total fees......................            $ 135,304         $ 197,467
                                            =========         =========

(1)  Tax fees consist of fees for tax consultation and tax compliance services.

Audit Committee Policy on Pre-Approval of Services of Independent Auditors

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

                                 Code of Ethics

     Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, Zoom has adopted a Code of Ethics for Senior Financial Officers that applies to Zoom's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. Zoom's Code of Ethics for Senior Financial Officers is publicly available on its website at www.zoom.com. If Zoom makes any substantive amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Zoom's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Zoom will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a report on Form 8-K.

 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR

     Stockholder proposals for inclusion in Zoom's proxy materials for Zoom's 2005 Annual Meeting of Stockholders must be received by Zoom no later than January 14, 2005. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

     Stockholders who wish to make a proposal at Zoom's 2005 Annual Meeting - other than one that will be included in Zoom's proxy materials - should notify Zoom no later than March 30, 2005. If a stockholder who wishes to present such a proposal fails to notify Zoom by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

     Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for director at Zoom's 2005 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Secretary, Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in Zoom's Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee's charter, a copy of which is publicly available on Zoom's website at www.zoom.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Zoom's Common Stock for at least one year. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating Committee's Charter or in Zoom's Bylaws.

                           STOCKHOLDER COMMUNICATIONS

     Any stockholder wishing to communicate with any of our directors regarding Zoom may write to the director, c/o Investor Relations, Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111. Investor Relations will forward these communications directly to the director(s).

                                  OTHER MATTERS

     The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

                           INCORPORATION BY REFERENCE

     To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Board of Directors Report on Executive Compensation," "Audit Committee Report" and "Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                           ANNUAL REPORT ON FORM 10-K

     Copies of Zoom's Annual Report on Form 10-K for the year ending December 31, 2003, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111, Attention: Investor Relations.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                         By order of the Board of Directors
                                         /s/ Frank B. Manning, President

Boston, Massachusetts
May 14, 2004

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                            ADOPTED ON MARCH 29, 2004

I.   PURPOSE

     The primary functions of the Audit Committee (the "Committee") are to assist the Board of Directors with the oversight of (i) the Company's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of the Company's registered public accounting firm.

     The term "registered public accounting firm" as used herein shall mean the public accounting firm registered with the Accounting Board which performs the auditing function for the Company.

     Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. It is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Company management, and subject to audit by the Company's registered public accounting firm.

II.  COMPOSITION AND INDEPENDENCE

     The Committee shall consist of three or more directors of the Company. The members on the Committee shall meet the independence and other qualification requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations thereunder and the applicable rules of the stock exchange or stock market on which the Company's securities are traded or quoted, subject to any permitted exceptions thereunder. At least one of the Committee members must satisfy the financial sophistication requirements of the listing standards of the Nasdaq Stock Market, and the Committee shall use diligent efforts to assure that at least one member qualifies as an "audit committee financial expert", as defined by rules of the Securities and Exchange Commission ("SEC").

     Committee members, including the chairperson, shall be elected by the Board at the annual meeting of the Board of Directors on the recommendation of the Corporate Governance Committee. Members shall serve until their successors shall be duly elected and qualified.

III. MEETINGS AND PROCEDURES

     The Audit Committee shall meet no less than four times per year, or more frequently as circumstances require. The Committee may request that members of management, representatives of the registered public accounting firm and others attend meetings and provide pertinent information, as necessary. In order to foster open communications, the Committee shall meet at such times as it deems appropriate or as otherwise required by applicable law, rules or regulations in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

     Committee meetings will be governed by the quorum and other procedures generally applicable to meetings of the Board under the Company's By-laws, unless otherwise stated by resolution of the Board of Directors.

IV.  Responsibilities and Duties

     A.   General Matters

1. The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention (including termination) and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the registered public accounting firm regarding financial reporting) engaged for the purpose of preparing or issuing its audit report or related work. The registered public accounting firm shall report directly to and be accountable to the Committee.

2. To the extent required by applicable law, rules and regulations, the Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) permitted to be provided by the Company's registered public accounting firm contemporaneously with the audit, subject to certain de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which shall be approved by the Committee prior to the completion of the audit.

3. The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee shall determine the extent of funding necessary for payment of
     (i) compensation to the registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any independent counsel and other advisers retained to advise the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4. The Committee may form subcommittees consisting of one or more members and delegate to such subcommittees authority to perform specific functions, including without limitation pre-approval of audit and non-audit services, to the extent permitted by applicable law, rules and regulations.

     B.   Oversight of the Company's Relationship with the Auditors

     With respect to any registered public accounting firm that proposes to perform audit services for the Company, the Committee shall:

1. On an annual basis, review and discuss all relationships the registered public accounting firm has with the Company in order to consider and evaluate the registered public accounting firm's continued independence. In connection with its review and discussions, the Committee shall: (i) ensure that the registered public accounting firm submits to the Committee a formal written statement (consistent with the Accounting Board independence standards as then in effect) delineating all relationships and services that may impact the objectivity and independence of the registered public accounting firm; (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact the objectivity and independence of the registered public accounting firm; (iii) review the registered public accounting firm's statement of the fees billed for audit and non-audit related services, which statement shall specifically identify those fees required to be disclosed in the Company's annual proxy statement; (iv) satisfy itself as to the registered public accounting firm's independence; and (v) obtain and review a report by the registered public accountants describing their internal quality control procedures and any material issues raised by the most recent internal quality review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years and any steps taken to deal with such issues.

2. Ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners as required by applicable law, rules and regulations.

3. Establish clear hiring policies for employees or former employees of the registered public accounting firm proposed to be hired by the Company that meet the SEC regulations and the stock exchange listing standards. In addition, on an annual basis, confirm that the registered public accounting firm is not disqualified from performing any audit service for the Company due to the fact that any of the Company's chief executive officer, chief financial officer, controller, chief accounting officer (or a person serving in an equivalent position) was employed by that registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit of the current year's financial statements.

4. Establish with the registered public accounting firm, the scope and plan of the work to be performed by the registered public accounting firm as part of the audit for the year.

     C.   Financial Statements and Disclosure Matters

     With respect to the Company's financial statements and other disclosure matters, the Committee shall:

1. Review and discuss with management and the registered public accounting firm the Company's quarterly financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations.

2. Review and discuss with management and the registered public accounting firm, the Company's annual audited financial statements and the report of the registered public accounting firm thereon and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations.

3. Review and discuss all material correcting adjustments identified by the registered public accounting firm in accordance with generally accepted accounting principles and SEC rules and regulations which are reflected in each annual and quarterly report that contains financial statements, and that are required to be prepared in accordance with (or reconciled to) generally accepted accounting principles under Section 13(a) of the Exchange Act and filed with the SEC.

4. Review and discuss all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that have or are reasonably likely to have a current or future effect on financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources, which are required to be disclosed in response to Item 303, Management's Discussion and Analysis of Financial Condition and Results of Operation, of Regulation S-K.

5. Discuss with management and the registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any judgments about the quality, appropriateness and acceptability of the
     Company's accounting principles, clarity of financial statement disclosures, significant changes in the Company's selection or application of accounting principles and any other significant changes to the Company's accounting principles and financial disclosure practices which are suggested by the registered public accounting firm or management.

6. Review with management, the registered public accounting firm, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities with relevant jurisdiction.

7. The review and discussions hereunder with respect to audits performed by the registered public accounting firm shall include the matters required to be discussed by the Accounting Board auditing standards then in effect. These matters would include the auditor's responsibility under generally accepted auditing standards, the Company's significant accounting policies, management's judgments and accounting estimates, significant audit adjustments, the auditor's responsibility for information in documents containing audited financial statements (e.g., MD&A), disagreements with management, consultation by management with other accountants, major issues discussed with management prior to retention of the auditor and any difficulties encountered in the course of the audit work.

8. Receive and review all other reports required under the Exchange Act to be provided to the Committee by the registered public accounting firm including, without limitation, reports on (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm, and (iii) all other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

9. Following completion of its review of the annual audited financial statements, recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements and the report of the registered public accounting firm thereon be included in the Company's annual report on Form 10-K filed with the SEC.

10. Prepare the Audit Committee report required by the SEC to be included in the Company's annual proxy statement and any other Committee reports required by applicable laws, rules and regulations.

     D.   Internal Audit Function, Disclosure Controls and Internal Controls

     With respect to the Company's internal audit function, disclosure controls and internal controls and procedures for financial reporting:

1. In consultation with management and the registered public accounting firm, review and assess the adequacy of the Company's internal controls and procedures for financial reporting and the procedures designed to assess, monitor and manage business risk and legal and ethical compliance programs.

2. When applicable, review management's report on internal controls and procedures for financial reporting purposes required to be included in the Company's Annual Report of Form 10-K.

3. When applicable, review the registered public accounting firm's attestation to management's report included in the Annual Report on Form 10-K evaluating the Company's internal controls and procedures for financial reporting.

4. Review and discuss any disclosures made by the Company's CEO and CFO to the Committee (as a result of their evaluation as of the end of each quarter of the Company's effectiveness of the disclosure controls and procedures and its internal controls and procedures for financial reporting) related to
     (i) any significant deficiencies in the design or operation of internal controls and any material weaknesses in the Company's internal controls, and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

5. Establish and review procedures within the time period required by applicable law, rules and regulations for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     E.   Other Miscellaneous Matters

     The Committee shall also have responsibility to:

1.   Review  and  discuss   earnings  press  releases,   as  well  as  financial
     information and earnings guidance provided to analysts and rating agencies.

2. Review and discuss all corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

3.   Review  and  approve  all  related-party  transactions,   unless  otherwise
     delegated to another committee of the Board of Directors consisting solely of independent directors.

4. If required by applicable law, rules or regulations, review and approve (i) the adoption of and any change or waiver in the Company's code of business conduct and ethics for directors, senior financial officers (including the principal executive officer, the principal financial officer, principal accounting officer, controller, or persons performing similar functions) or employees, and (ii) any disclosure made in the manner permitted by SEC rules which is required to be made regarding such change or waiver, unless these duties are otherwise delegated to another committee of the Board of Directors consisting solely of independent directors.

5. Review and discuss with management and the registered public accounting firm the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures (including management's risk assessment and risk management policies).

6. Review with management and the registered public accounting firm the sufficiency in number and the quality of financial and accounting personnel of the Company.

7. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes or amendments the Committee deems appropriate.

8. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

                             ZOOM TECHNOLOGIES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 18, 2004


The undersigned stockholder of ZOOM TECHNOLOGIES, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 14, 2004, and hereby appoints Frank
B. Manning and Robert A. Crist, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 207 South Street, Boston, Massachusetts 02111, on Friday, June 18, 2004, at 10:00 A.M. Eastern Time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.
                       ---------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS.

1.   ELECTION OF DIRECTORS:

     [ ]  FOR ALL NOMINEES (except as marked to the contrary below)
     [ ]  WITHHOLD AUTHORITY (to vote for all nominees)

Nominees: FRANK B. MANNING, PETER R. KRAMER, BERNARD FURMAN, L. LAMONT GORDON AND J. RONALD WOODS

   Vote withheld from the following Nominee(s):
                                                --------------------------------

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.

2. TO AMEND THE COMPANY'S 1991 DIRECTORS STOCK OPTION PLAN AS DESCRIBED IN THE PROXY STATEMENT.

     [ ]  FOR
     [ ]  AGAINST
     [ ]  ABSTAIN

                                    Mark here for               [ ]
                                    address change and
                                    note at left


SIGNATURES   SHOULD  BE  THE  SAME  AS  THE  NAME  PRINTED  HEREON.   EXECUTORS,
ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS, AND OFFICERS OF CORPORATIONS SHOULD ADD THEIR TITLES WHEN SIGNING.

SIGNATURE:                           DATE:
          -------------------------       -------------------

SIGNATURE:                           DATE:
          -------------------------       -------------------